Filed under Rules 497(e) and 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA American Funds Growth Portfolio

(the “Portfolio”)

Supplement dated February 7, 2019 to the Portfolio’s Summary Prospectus and Prospectus, each dated May 1, 2018, as supplemented and amended to date

This Supplement replaces the previous Supplement dated January 11, 2019.

Effective immediately:

In the section of the Summary Prospectus entitled “Investment Adviser” and in the subsection of the Prospectus entitled “Portfolio Summary: SA American Funds Growth Portfolio – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of Master Growth Fund Since

Mark L. Casey Partner – Capital International Investors	2017
Michael T. Kerr Partner – Capital International Investors	2005
Anne-Marie Peterson Partner – Capital World Investors	2019
Andraz Razen Partner – Capital World Investors	2012
Alan J. Wilson Partner – Capital World Investors	2014

In the subsection of the Prospectus entitled “Management – Portfolio Management of the Master Funds,” the disclosure with respect to the Portfolio is deleted in its entirety and replaced with the following:

Master Growth Fund Team Members

Mark L. Casey is a Partner of Capital International Investors. Mr. Casey has been employed in the investment management area of Capital Research or its affiliates for the past 18 years. Mr. Casey has been an equity portfolio manager for the Master Growth Fund for 1 year and has 11 years of prior experience as an investment analyst for the Master Growth Fund.

Michael T. Kerr is a Partner of Capital International Investors. Mr. Kerr has been employed with Capital Research or its affiliates for 35 years. Mr. Kerr has been an equity portfolio manager for the Master Growth Fund for the past 13 years.

Anne-Marie Peterson is a Partner of Capital World Investors. Ms. Peterson has been employed with Capital Research or its affiliates for 14 years. Ms. Peterson has been an equity portfolio manager for the Master Growth Fund for the past year and has 11 years of prior experience as an investment analyst for the Master Growth Fund.

Andraz Razen is a Partner of Capital World Investors. Mr. Razen has been employed in the investment management area of Capital Research or its affiliates for 14 years. Mr. Razen has been an equity portfolio manager for the Master Growth Fund for the past 6 years and has 3 years of prior experience as an investment analyst for the Master Growth Fund.

Alan J. Wilson is a Partner of Capital World Investors. Mr. Wilson has been employed as an investment professional for 33 years in total, 27 years with Capital Research or its affiliates. Mr. Wilson has been an equity portfolio manager for the Master Growth Fund for 4 years.

All references to Martin Romo in the Summary Prospectus and Prospectus for the Portfolio are deleted in their entirety.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus and/or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86704C-GP1.1 (02/19)